UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2025

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, Taylor Morrison Communities, Inc. (the “Issuer”), a wholly owned subsidiary of Taylor Morrison Home Corporation (the “Company”), completed the issuance of $525.0 million aggregate principal amount of 5.750% Senior Notes due 2032 (the “Notes”).

The Notes were issued pursuant to that certain indenture, dated November 10, 2025, by and among the Issuer, the guarantors party thereto (collectively, the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The Guarantors have issued guarantees (the “Guarantees”) of the Issuer’s obligations under the Notes and the Indenture on a senior unsecured basis. The Notes are guaranteed by the same subsidiaries of the Company that guarantee the Issuer’s existing senior unsecured notes. The Notes and the Guarantees are senior unsecured obligations of the Issuer and the Guarantors.

The Notes will mature on November 15, 2032. Interest on the Notes will accrue at 5.750% per annum, paid semi-annually, in arrears, on May 15 and November 15 of each year, commencing May 15, 2026.

Prior to May 15, 2032 (six months prior to the maturity date of the Notes), the Issuer may redeem the Notes, in whole or in part, at a “make-whole” redemption price plus accrued and unpaid interest thereon to, but excluding, the redemption date. On or after May 15, 2032, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Upon certain ratings declines with respect to the Notes in connection with a change of control as described in the Indenture, the Issuer must offer to repurchase the Notes at 101% of the principal amount of outstanding Notes, plus accrued and unpaid interest to, but excluding, the purchase date.

The Indenture contains covenants which, subject to certain exceptions, include limitations on the ability of the Issuer, Taylor Morrison Holdings, Inc., the direct parent of the Issuer and a Guarantor, and the ability of their restricted subsidiaries (as defined in the Indenture) to incur certain liens securing indebtedness without equally and ratably securing the Notes and the Guarantees and enter into certain sale and leaseback transactions. These covenants are subject to a number of important exceptions and qualifications. The Indenture contains customary events of default.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 8.01. Other Events.

Tender Offer

On November 10, 2025, the Issuer settled its previously announced cash tender offer (the “Tender Offer”) for any and all of its outstanding 5.875% Senior Notes due 2027 (the “2027 Notes”). A total of approximately $479.2 million (95.83%) of 2027 Notes were purchased in the Tender Offer on November 10, 2025. A portion of the net proceeds from the issuance of the Notes were used to fund the Tender Offer. As of November 10, 2025, approximately $20.8 million aggregate principal amount of the 2027 Notes were outstanding.

As previously disclosed, the Issuer expects to redeem any of the 2027 Notes not purchased in the Tender Offer at a make-whole redemption price, plus accrued and unpaid interest thereon to, but excluding, the redemption date on December 2, 2025.

Redemption of 6.625% 2027 Notes

On November 10, 2025, the Issuer completed its previously announced redemptions of (i) all $25.44 million aggregate principal amount of its outstanding 6.625% Senior Notes due 2027 (the “2027 Exchange Notes”) and (ii) all $1.63 million aggregate principal amount of the outstanding 6.625% Senior Notes due 2027 issued by William Lyon Homes, Inc. (an indirect wholly owned subsidiary of the Issuer), in each case, at a redemption price of 100.000% of the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date.

This Current Report does not constitute a notice of redemption nor an offer to sell or the solicitation of an offer to buy any security (including the 2027 Notes), nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report includes “forward-looking statements.” These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “will,” “can,” “could,” “might,” “should” and similar expressions identify forward-looking statements, including statements related to expected financial, operating and performance results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future. A detailed discussion of such risks and uncertainties is included in our Form 10-K, on file with the Securities and Exchange Commission, in the section titled “Risk Factors,” as updated in TMHC’s subsequent reports filed with the Securities and Exchange Commission. Any forward-looking statement made in this press release is based only on currently available information and speaks only as of the date on which it is made. TMHC undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of November 10, 2025, by and among Taylor Morrison Communities, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, including the form of 5.750% Senior Notes due 2032.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

By:	/s/ Todd Merrill
Name:	Todd Merrill
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: November 10, 2025